SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12


                               WORLD FUNDS TRUST
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                           COMMONWEALTH SMALL CAP FUND

                                   a series of
                                WORLD FUNDS TRUST

                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 673-0550

June 22, 2009

Dear Shareholder:

Enclosed is a proxy statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the Commonwealth Small Cap Fund (the "Fund"), a series of World Funds Trust (the "Trust"). A notice to shareholders dated June 12, 2009 was delivered to you on or about June 12, 2009, which gave basic information about the Meeting. The Meeting is scheduled for Thursday, June 25, 2009. If you are a shareholder of record of the Fund at the close of business on Monday, June 8, 2009, you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to approve a new investment subadvisory agreement for the Fund.

The proposed investment subadvisory agreement (the "Subadvisory Agreement") is between Commonwealth Capital Management, LLC (the "Adviser"), the Fund's investment adviser, and Crosswind Investments, LLC ("Crosswind"). The Subadvisory Agreement is being proposed as part of a strategic decision to partner with Crosswind, whose advisory expertise is focused on growth, as a complement to the Fund's current subadviser, Investment Management of Virginia, LLC, whose investment focus is on value. By adding Crosswind as a subadviser to the Fund, the Fund will become a true "core" small cap mutual fund, with an investment strategy that encompasses both growth and value approaches to stock selection.

At a meeting held on June 12, 2009, the Board of Trustees of the Trust reviewed and approved the Subadvisory Agreement, subject to shareholder approval. Based on information that the Board received from Crosswind, the Board concluded that it is in the best interests of shareholders to approve the Subadvisory Agreement and recommended that the proposal be submitted to shareholders for approval. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

The Board of Trustees of World Funds Trust has unanimously approved the proposal and recommends that you vote FOR the proposal as described in the proxy statement. Your vote is important to us. Please take a few minutes to review the proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to mark, sign, date and return as soon as possible, unless you plan to attend the Meeting. If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-673-0550.

Sincerely,

Franklin A. Trice, III
Chairman

                           COMMONWEALTH SMALL CAP FUND

                                   a series of
                                WORLD FUNDS TRUST

                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 673-0550

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 2009

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the "Trust") for use at the special meeting of shareholders of the Commonwealth Small Cap Fund (the "Fund") to be held on Thursday, June 25, 2009 at 4 p.m. Eastern Time at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and at any adjournment thereof (the "Meeting"). Shareholders of record at the close of business on Monday, June 8, 2009 (the "Record Date") are entitled to vote at the Meeting. The proxy card and this proxy statement are being hand delivered and/or mailed to shareholders on or about June 22, 2009.

At the Meeting, shareholders will be asked to vote on a proposal to approve an investment subadvisory agreement between Commonwealth Capital Management, LLC (the "Adviser"), the Fund's investment adviser, and Crosswind Investments, LLC ("Crosswind"). Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, there were 124,458.272 shares of beneficial interest of the Fund outstanding and entitled to be voted.

If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Fund or by submitting a subsequent proxy by mail or by voting in person at the meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Fund at 1-800-673-0550.

The solicitation of proxies will be done in person and by mail, but may include telephonic or other communication by officers and service providers of the Fund, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Crosswind, not the Fund. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matter specified on the proxy card. One-third of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present.

The approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL - APPROVAL OF THE INVESTMENT SUBADVISORY AGREEMENT

Introduction

At the Meeting, it is proposed that an investment subadvisory agreement between the Adviser and Crosswind (the "Proposed Agreement") be approved by shareholders of the Fund. For the reasons discussed below, the Board of Trustees of the Trust (the "Board") recommends that shareholders vote FOR the approval of the Proposed Agreement.

Summary

The Adviser serves as the investment adviser to the Fund and oversees the Sub-Adviser to ensure it complies with the investment policies and guidelines of the Fund and monitors the Sub-Adviser's adherence to its investment style. In addition, the Adviser periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. Pursuant to a subadvisory agreement with the Adviser, Investment Management of Virginia, LLC ("IMVA") serves as the subadviser to the Fund and is responsible for the day-to-day management of the Fund's assets in accordance with its investment objective. As discussed more fully below, the Adviser has recommended and the Board has approved the engagement of Crosswind as an additional subadviser to the Fund. The Adviser based its recommendation on the belief that Crosswind's experience in managing small cap strategies with a focus on growth will benefit the Fund and complement the value focus of the Fund's current subadviser. By adding Crosswind as a subadviser to the Fund, the Fund will become a true "core" small cap mutual fund, with an investment strategy that encompasses both growth and value approaches to stock selection. It is intended that day-to-day management of the Fund's assets will be equally divided between the subadvisers such that each of IMVA and Crosswind generally will be responsible for the investment of half of the Fund's assets.

If approved by shareholders, the Proposed Agreement will remain in effect in accordance with its terms for an initial period of two years and then will continue in effect from year to year so long as it is approved annually by the Board. Additional information about the Proposed Agreement appears below.

Information on Crosswind

Crosswind is a majority employee-owned firm located at 2 International Place, Boston, Massachusetts 02110. It was founded in 2006 to exclusively focus on high value-added equity investment strategies. Cowen Group, Inc. holds a minority interest in Crosswind of 19.9%. As of May 31, 2009, Crosswind had $2 million in assets under management. Crosswind is an investment adviser and has filed its registration with the U.S. Securities and Exchange Commission (the "SEC") on June 22, 2009. Crosswind will be registered as an investment adviser with the SEC prior to serving as a subadviser of the Fund. Listed below are the names and principal occupations of each of Crosswind's principal executive officers and partners. The principal business address of each principal executive officer and partner is 2 International Place, Boston, Massachusetts 02110.

Name                           Position with Crosswind

Malcolm MacColl                Managing Partner and Chief Executive Officer
Michael Raso                   Partner
Andrew Morey, CFA              Partner
Lisa Mikes                     Partner
Timothy Gasperoni, PhD         Senior Analyst

Description of the Proposed Agreement

A copy of the form of Proposed Agreement is attached to this proxy statement as Exhibit A. Pursuant to the Proposed Agreement, and under the direction of the Adviser, Crosswind will make the investment decisions and continuously review, supervise, and administer the investment program for that portion of the Fund's assets under its management, subject to the supervision of and policies established by the Board. The contractual investment advisory fee payable by the Fund to the Adviser will not change. The Adviser will pay Crosswind a fee out of the advisory fee it receives from the Fund at an annual rate of 0.45% of the average daily value of the Fund's assets managed by Crosswind. After an initial two year term, the Proposed Agreement shall continue in effect if specifically approved annually (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities of the Fund. The Proposed Agreement will terminate automatically (a) in the event of its assignment and (b) upon the termination of the advisory agreement between the Adviser and the Trust with respect to the Fund. The Proposed Agreement is terminable without penalty by Adviser and by the Board on sixty days written notice. The Proposed Agreement provides that Crosswind shall not be protected against any liability resulting from (a) a breach of fiduciary duty with respect to the receipt of compensation for services, (b) willful misfeasance, bad faith or negligence on its part in the performance of its duties, or (c) reckless disregard by it of its obligations or duties.

Board Approval of the Proposed Agreement

At a meeting of the Board held on June 12, 2009, the Board, including those trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"), unanimously approved the engagement of Crosswind as a subadviser to the Fund and the Proposed Agreement, subject to approval by the Fund's shareholders.

At the meeting, representatives of the Adviser stated that they had evaluated Crosswind's investment management capabilities and believed the addition of Crosswind as a subadviser would be in the best interest of the Fund. They discussed the benefits they believe such a strategic partnership would bring to the Fund. By broadening the Fund's investment approach to encompass both growth and value criteria, it is anticipated that the Fund will have broader investment appeal in the small cap market, thus leading to a growth of assets. The Adviser noted that there would be no change to the Fund's investment objective. The Adviser also discussed its decision to reduce the contractual expense limitation on the Fund's total annual operating expenses from 1.49% to 1.34% as part of the strategic plan for the Fund. The reduced expense limit would remain in place at least until July 31, 2010.

The Board evaluated information regarding Crosswind in order to consider the subadvisory fee and other aspects of the Proposed Agreement. In preparation for the meeting, the Board requested and received a variety of information from Crosswind, including written materials regarding: (a) quality of investment management and other services; (b) investment management personnel; (c) operations; (d) compliance systems; (e) policies and procedures for personal securities transactions; and (f) reputation, expertise, and resources in domestic financial markets. Also at the meeting, representatives from Crosswind presented oral information to the Board to help the Board evaluate the Proposed Agreement.

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Fund by Crosswind. In this regard, the Board evaluated, among other things, Crosswind's personnel, experience, track record, and compliance program. The Board considered the background and experience of Crosswind's senior management and the expertise of, and amount of attention expected to be given to the Fund by, its portfolio management team. The Board reviewed the qualifications, background, and responsibilities of the portfolio manager who will be responsible for the day-to-day management of the Fund. The Board also reviewed information pertaining to Crosswind's organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Fund by Crosswind supported the approval of the Proposed Agreement.

With respect to the subadvisory fee, the Board considered the rate of compensation under the Proposed Agreement and that the total investment advisory fee payable by the Fund would not increase. The Board concluded that, within the context of its full deliberations, the subadvisory fee under the Proposed Agreement is reasonable and supported the approval of the Proposed Agreement.

In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Proposed Agreement.


THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

Commonwealth Shareholder Services, Inc. ("CSS") serves as the Fund's administrator. Commonwealth Fund Services, Inc. ("CFSI") serves as the Fund's transfer agent. First Dominion Capital Corp. ("FDCC") serves as the Fund's distributor and principal underwriter. CSS, CFSI and FDCC are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Payment of Expenses

Crosswind will pay the expenses of the preparation, printing, and mailing of this proxy statement and materials and of all related solicitations. The Fund will not incur any of these expenses.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of 5% or more of the Fund's outstanding shares as of the Record Date. On that date, the existing trustees and officers of the Fund, together as a group, beneficially owned 8.03% of the Fund's outstanding shares.

      ----------------------------------------------------------
                                                 Percentage
      Name and Address of         Number of      of Shares
      Shareholder                 Shares         Owned
      ----------------------------------------------------------
      ----------------------------------------------------------
      Mary T. Pasco               10,00.000       8.03%
      212 S. Mooreland Rd.
      Richmond, VA 23229
      ----------------------------------------------------------
      ----------------------------------------------------------
      Jack Bocock                 50,000.000     40.17%
      1801 Westview Rd.
      Charlottesville, VA 22903
      ----------------------------------------------------------
      ----------------------------------------------------------
      Davenport & Company LLC     24,712.644     19.86%
      1801 Westview Rd.
      Charlottesville, VA 22903
      ----------------------------------------------------------
      ----------------------------------------------------------
      Thomas & Hwei Lin Sung      39,745.628     31.93%
      655 Long Boat Club Rd.,
      #18A
      Longboat Key, FL 34228
      ----------------------------------------------------------

The term "beneficial ownership" is as defined under Rule 16a-1(a)(2) under the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Trustees of the Fund, and/or on the records of the Fund's transfer agent.

Shareholder Reports

The Fund's semiannual report for its first fiscal half year ended January 31, 2009 was previously provided to shareholders. For an additional copy free of charge, shareholders may call toll free 1-800-673-0550 or write to the Fund at Commonwealth Small Cap Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or send a request by email to mail@ccofva.com.

Submission of Shareholder Proposals

The Trust is organized as a Delaware statutory trust. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

Adjournment

If a quorum is not present at the Meeting or in the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Crosswind will bear the costs of any additional solicitation and any adjourned sessions.

Shareholders who do not expect to be present at the special meeting and who wish to have their shares voted are requested to vote by mail as explained in the instructions included on your proxy card.

                                    By Order of the Trustees,


                                    Franklin A. Trice, III
                                    Chairman



Dated:  June 22, 2009

                                                                       Exhibit A

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT



      Investment Sub-Advisory Agreement (the "Agreement") dated this ____ day of _____, 2009 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Crosswind Investments, LLC, (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, The World Funds Trust. (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of one or more series of shares, each having its own investment objective and policies and each with one or more separate classes of shares;

      WHEREAS, the Trust has retained the Adviser to furnish investment advisory and management services to the Commonwealth Small Cap Fund, a series of the Trust (the "Fund"), subject to the control of the Trust's Board of Trustees (the "Board" or the "Trustees"), and the Adviser is willing to so furnish such services; and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser, as permitted by the investment advisory agreement by and between the Trust and the Adviser, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Trust and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser, the Trust's officers and Board and to the Administrator, concerning the Sub-Adviser's discharge of the foregoing responsibilities.

      The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Trust's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitations for the Fund as set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations. The Trust will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

      The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Trust as set forth from time to time in the Fund's prospectus and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Trust and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's prospectus and statement of additional information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4. Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid monthly, from collected Advisory fees, to the Sub-Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets within the Fund managed by the Sub-Adviser as determined by the Advisor. The fee shall be based on the average daily net assets for the month involved.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6. Reports. The Sub-Adviser agrees to furnish to the Adviser and the Trust current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

7. Status of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Trust are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Trust are not impaired thereby.

      Pursuant to comparable agreements, the Adviser and/or the Trust may also retain the services of the Sub-Adviser to serve as the investment advisor or sub-adviser to other series of the Trust.

8. Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

9. Limitation of Liability of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

10. Permissible Interest. Trustees, agents, and shareholders of the Trust or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Trust or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Trust or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Trust's Board of Trustees subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Trust.

11. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Trust at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty (60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940
Act).

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

13. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

      (a) To the Trust at: 8730 Stony Point Parkway Suite 205 Richmond, Virginia 23235

      (b) To the Adviser at: 8730 Stony Point Parkway Suite 205 Richmond, Virginia 23235

      (c)                      To the Sub-Adviser at: 310 Fourth Street, N.E.
                               Suite 101 Charlottesville, VA 22902



14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Virginia, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supercedes all prior writings and understandings relating thereto.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.


      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC



                     BY:  ___________________________________
                          John Pasco, III
                          President


                     Crosswind Investments, LLC



                     BY: ____________________________________
                          Malcolm MacColl
                             Chief Executive Officer

                                  SCHEDULE A TO

                             SUB-ADVISORY AGREEMENT

                                 BY AND BETWEEN

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC
                         AND CROSSWIND INVESTMENTS, LLC

                 ON BEHALF OF THE COMMONWEALTH SMALL CAP FUND



      Pursuant to Paragraph 4 of the Sub-Advisory Agreement, dated ______________ between Commonwealth Capital Management, LLC (the "Adviser") and CROSSWIND INVESTMENTS, LLC for the COMMONWEALTH SMALL CAP FUND a series of World Funds Trust. (the "Fund"), the Adviser, subject to the collection of Advisory fees, shall pay to the Sub-Adviser compensation at an annual rate of 0.45% of the assets within the fund managed by the Sub-Advisor, as determined by the Advisor.

                           COMMONWEALTH SMALL CAP FUND

                                   a series of
                                WORLD FUNDS TRUST

                PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 2009

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Lori Martin and Franklin A. Trice, III as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Commonwealth Small Cap Fund (the "Fund"), a series of World Funds Trust (the "Trust"), to be held at the offices of the Trust's administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 4:00 pm, Eastern Time, on June 25, 2009, and any adjournments or postponements thereof (the "Meeting"), and the undersigned hereby instructs said proxies to vote:

Proposal:  To approve an investment subadvisory agreement between Commonwealth
           Capital Management, LLC and Crosswind Investments, LLC.

           ____For             ____Against               ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________
                               --------------------------------
                               Signature of Shareholder

                               --------------------------------
                               Signature (joint owners)

                               --------------------------------
                               Printed Name of Shareholder(s)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.